UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2004

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

Grant Prideco, Inc.
1330 Post Oak Blvd., Suite 2700
Houston, Texas 77056
(Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
Press Release

Item 7.01. Regulation FD Disclosure

On September 7, 2004, Grant Prideco issued a press release providing information regarding an investor presentation it will make on September 8, 2004. The press release contains information regarding location of presentation materials and how to access the webcast and replay. A copy of the press release is included as an exhibit to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1     Press Release Regarding Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: September 7, 2004	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel